               Annual Report

------------------------------------------
             Premier Balanced
                  Fund
------------------------------------------


              October 31, 1995


                  [LOGO]

Premier Balanced Fund
----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

        We are pleased to provide you with this report for the Premier Balanced Fund for the fiscal year ended October 31, 1995. As shown later in this letter, the year has been a rewarding one for the Fund. This letter describes the economic and market background of the Fund's latest twelve months, provides you with the year's results, and explains our investment strategies.

Economic Environment

        The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred. This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer.

        Now that the economy has settled down a bit, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable. However, the latest economic statistics do not contain convincing evidence of that happening. The housing industry is doing well, industrial orders continue to expand and gross domestic product keeps on growing, albeit at a reduced rate.

        In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead. And unemployment hovers near the so-called full employment level.

        Retail spending has settled down, in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen.

Market Environment

        As your Fund reached the end of its fiscal year, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.

        Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.

        How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months. The recent record on that score, however, has been encouraging.

        Interest rates also have buoyed stock prices. As the cost of borrowing has steadily decreased, many corporations have benefitted. This advantage has been particularly notable with public utilities.

        Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations -- and now individual households as well -- to reequip in order to keep up with technical progress. The obvious result has been seen in record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market clearly takes a very optimistic view of the long-range outlook for these companies.

        In addition, equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments. During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.

        Bond prices began to strengthen in the springtime as the growth rate of the economy slowed. When the Federal Reserve Board cut interest rates in July, it strengthened the bond market even more and that condition still prevails.

        Of course, there are some concerns. Perhaps the biggest has been the struggle between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit.
Hopefully, this impasse will be settled soon. In the meantime, the uncertainties in Washington have been a source of worry to investors.

        The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.

Portfolio Overview

        Premier Balanced Fund Class R shares commenced operations on September 15, 1993 and Class A shares began operations on April 14, 1994.
The inception date of Class B and Class C shares is December 19, 1994. For the fiscal year that ended October 31, 1995, total return for Class R shares was 21.46%, and for Class A shares was 21.17%. For the period from December 19, 1994 through October 31, 1995, total return for Class B shares was 23.19%, and for Class C shares was 23.29%.* For the year ended October 31, 1995 total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) was 26.41%** and of a hybrid Index, which consists 60% of the S&P 500 and 40% of the Lehman Brothers Intermediate Bond Index,*** was 20.86%. Under normal circumstances, the Fund's total assets are allocated approximately 60% to common stocks and 40% to bonds. However, the Fund is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by Dreyfus.

        In comparing performance figures, it should be borne in mind that the S&P 500 Index is composed entirely of common stocks, while the Fund -- as outlined in the Prospectus -- invests its assets in both equities and fixed income securities. At the end of the fiscal year, your Fund was allocated approximately three-quarters to equity issues and one-quarter to fixed income.

        The positive performance of the Fund was due in part to the asset allocation, as well as to management of the equity and fixed income portfolios.

        Throughout the fiscal year , the Fund's fixed income allocation investment strategy stressed holdings in quality corporate bonds as well as enhanced portfolio structure. The strategy of emphasizing exposure to the corporate bond sector enabled the Fund to realize the benefits of the strong earnings environment that resulted in that sector outperforming Government bonds.

        In early 1995 when interest rates began to fall, the average maturity of the fixed income component of the portfolio was increased by 0.20 years from a neutral position. This enabled the portfolio to be positioned to seek to take advantage of an improving bond market. Currently, the fixed income position consists of approximately 60% government securities and 40% investment grade corporate bonds.

        In late 1994 and early 1995, as the Federal Reserve was tightening credit, we reduced the allocation devoted to equities. Starting last spring, as interest rates began to decrease, we enhanced the portfolio structure by raising the percentage devoted to common stocks. Recently the equity share has been held close to the maximum permitted by the Fund's investment policies. This helped the Fund to benefit from the rise in the stock market that has occurred in recent months.

        The major equity sectors held by the Fund are, in order of market capitalization, Capital Spending stocks, Interest Sensitive shares, Consumer Cyclical and Discretionary issues, Consumer Staples, Utilities, Energy Related and Health Care.

        We consider it a privilege to be managing assets on your behalf. We will continue our best efforts to help you obtain your investment goals.

                                                Sincerely,



                                                Ronald P. Gala
                                                Laurie Carroll
                                                Portfolio Managers
December 1, 1995
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Source: Lipper Analytical Services, Inc. -- Standard & Poor's 500
   Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.
***SOURCE:  LIPPER ANALYTICAL SERVICES, INC. -- Lehman Brothers Intermediate
   Government Corporate Bond Index is a widely accepted unmanaged index of government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years.

Premier Balanced Fund      October 31, 1995
----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER BALANCED FUND
 CLASS R SHARES WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX,
    THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX AND
                               A HYBRID INDEX

                                  [CHART]
-------------------------------------------------------------------------
                   Premier Balanced Fund
                   (Class R Shares)

                              Standard & Poor's 500
                              Composite Stock
                              Price Index *

                                             Lehman Brothers
                                             Intermediate Government/
                                             Corporate Bond Index **

                                                        Customized
                                                        Blended Index ***
-------------------------------------------------------------------------
9/15/93              10,000      10,000      10,000      10,000
10/31/93             10,180      10,128      10,068      10,104
10/31/94             10,249      10,519       9,874      10,261
10/31/95             12,449      13,297      11,112      12,423
-------------------------------------------------------------------------

*Source: Lipper Analytical Services, Inc.
**Source: Lehman Brothers
***Source: Lipper Analytical Services, Inc. and Lehman Brothers


Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------------------
                           Class A Shares                                               Class R Shares
--------------------------------------------------------------      -----------------------------------------------------------
                                                  % Return
                                                 Reflecting
                          % Return Without     Maximum Initial
Period Ended 10/31/95       Sales Charge     Sales Charge (4.5%)     Period Ended 10/31/95
---------------------     ---------------    ------------------      ---------------------
1 Year                        21.17%             15.77%              1 Year                        21.46%
From Inception (4/14/94)      16.58              13.15               From Inception (9/15/93)      10.83


Actual Aggregate Total Returns
-------------------------------------------------------------------------------------------------------------------------------
                           Class B Shares                                              Class C Shares
--------------------------------------------------------------    -------------------------------------------------------------
                                            % Return Reflecting                                            % Return Reflecting
                                           Applicable Contingent                                          Applicable Contingent
                               % Return       Deferred Sales                                  % Return        Deferred Sales
                             Assuming No       Charge Upon                                   Assuming No         Charge Upon
Period Ended 10/31/95         Redemption       Redemption *       Period Ended 10/31/95      Redemption         Redemption**
---------------------        -----------    ------------------    ---------------------     ------------   --------------------
From Inception (12/19/94)       23.19%           19.19%           From Inception (12/19/94)    23.29%            22.29%

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class R shares of Premier Balanced Fund on 9/15/93 (Inception Date) to a $10,000 investment made in each of the Standard and Poor's 500 Composite Stock Price Index and the Lehman Brothers Intermediate Government/Corporate Bond Index on that date, as well as to a Hybrid Index as described below. For comparative purposes, the values of the Indicies on 8/31/93 are used as the beginning value on 9/15/93. All dividends and capital gain distributions are reinvested. Performance for Class A shares, Class B shares and Class C shares will vary from the performance of Class R shares shown above due to differences in charges and expenses.

Premier Balanced Fund invests in common stocks and bonds. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed- income securities and nonconvertible investment grade corporate debt, with an average maturity of 1 - 10 years. Both indicies do not take into account charges, fees and other expenses. The Hybrid Index has been prepared by the Fund for purposes of more accurate comparison to the Fund's general portfolio composition. The Hybrid Index is composed of 60% Standard & Poor's 500 Composite Stock Price Index and 40% Lehman Brothers Intermediate Government/Corporate Bond Index. Under normal circumstances, the Fund's total assets are allocated approximately 60% to common stocks and 40% to bonds, however, the Fund is permitted to invest up to 75%, and as little as 40%, of its total assets in common stocks and up to 60%, and as little as 25%, of its total assets in bonds, as deemed advisable by The Dreyfus Corporation. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


 *Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**Maximum contingent deferred sales charge for Class C shares is 1% within one year of the date of purchase.

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments                                     October 31, 1995

          Shares     COMMON STOCKS--62.2%                                                                        Value
       ----------                                                                                           ------------
                     Basic Industry--3.6%
           11,100    Champion International Corporation.......................................              $    593,850
            5,100    Cummins Engine Company, Inc..............................................                   179,138
            4,800    Dow Chemical Company.....................................................                   329,400
            7,500    du Pont (E.I.)  de Nemours & Company.....................................                   467,813
           12,600    Eastman Chemical.........................................................                   749,700
            2,700    Federal Paper Board Company, Inc.........................................                   113,400
           11,400    International Paper Company..............................................                   421,800
            7,200    Lyondell Petrochemical...................................................                   153,900
            3,600    PPG Industries, Inc......................................................                   153,000
            2,100    Temple-Inland, Inc.......................................................                    95,550
            5,100    Union Carbide Corporation................................................                   193,163
            4,200    Wellman, Inc.............................................................                    98,700
            4,200    Weyerhaeuser Company.....................................................                   185,325
                                                                                                            ------------
                                                                                                               3,734,739
                                                                                                            ------------
                     Capital Spending--13.9%
            4,800    3Com.....................................................................                   225,600
            6,000    Advanced Micro Devices, Inc. ............................................                   143,250
            3,600    Alcan Aluminum LTD.......................................................                   113,850
            4,200    Applied Materials, Inc. +................................................                   210,525
            3,000    Arrow Electonics, Inc. +.................................................                   152,250
            5,100    Avnet, Inc...............................................................                   256,913
            5,100    Cabletron System +.......................................................                   400,988
            1,500    Cabot Corporation........................................................                    71,250
           10,700    Case Corporation.........................................................                   407,938
            9,900    Ceridian Corporation.....................................................                   430,650
            6,700    CISCO Sysytems, Inc. +...................................................                   519,250
           16,650    Computer Associates International, Inc...................................                   915,750
            1,700    Deere & Company..........................................................                   151,938
            5,700    Dover Corporation........................................................                   225,150
           12,000    Eaton Corporation........................................................                   615,000
           16,200    General Electric Company.................................................                 1,024,650
            2,500    Harnischfeger Industries, Inc............................................                    78,750
           11,700    Healthcare COMPARE +.....................................................                   432,900
            4,500    Hewlett Packard Company..................................................                   416,813
            4,500    Illinois Tool Works......................................................                   261,563
            9,500    Intel Corporation........................................................                   663,813
           11,700    International Business Machines..........................................                 1,137,825
            8,812    Lockheed Martin..........................................................                   600,318
            4,800    Mallinckrodt, Inc........................................................                   166,800
            5,700    MBNA Corp ...............................................................                   210,188
            3,300    McDonnell Douglas Corporation............................................                   269,775
            3,600    Medtronic, Inc ..........................................................                   207,900
            5,200    Microsoft Corporation +..................................................                   520,000
            9,800    Newell Corporation.......................................................                   236,425
            8,100    Oracle Systems Corporation+..............................................                   353,363
            5,100    Parker - Hannifin Corporation............................................                   172,125
            5,400    Premark International, Inc ..............................................                   249,750
            6,600    Raytheon Company ........................................................                   287,925
            8,400    Rockwell International Corporation.......................................                   373,800

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

          Shares     COMMON STOCKS (continued)                                                                   Value
       ----------                                                                                           ------------
                     Capital Spending (continued)
            6,000    Sun Microsystem, Inc. +..................................................              $    468,000
            3,600    Teradyne, Inc. +.........................................................                   120,150
           11,400    Texas Instruments, Inc...................................................                   778,050
              200    V.F. Corporation.........................................................                     9,575
           10,800    Wheelabrator Tech........................................................                   155,250
            8,700    Whitman Corporation......................................................                   184,875
                                                                                                            ------------
                                                                                                              14,220,885
                                                                                                            ------------
                     Consumer CYC / Discretionary--8.9%
            6,600    American Greeting Corporation, Class A...................................                   207,900
            5,700    Capital Cities/ABC, Inc..................................................                   676,163
            9,000    Chrysler Corporation.....................................................                   464,625
           17,700    Circuit City Stores, Inc.................................................                   590,738
            5,200    Disney (Walt) Productions................................................                   299,650
            6,600    Eckerd Corporation +.....................................................                   261,525
           16,500    Ford Motor Company.......................................................                   474,375
            3,000    General Motors Corporation...............................................                   131,250
            2,700    Goodyear Tire & Rubber Corporation.......................................                   102,600
            3,600    H.B.O. & Company.........................................................                   254,700
            4,400    Harley - Davidson........................................................                   117,700
            6,900    King World Productions, Inc. +...........................................                   240,638
            3,300    Magna International, Class A.............................................                   142,725
            6,375    Mattel, Inc..............................................................                   183,281
           12,300    McDonald's Corporation...................................................                   504,300
            9,000    Mirage Resorts, Inc. +...................................................                   294,750
            9,900    New York Times Company...................................................                   274,725
            6,000    Nike Inc., Class B.......................................................                   340,500
           11,100    Philips Electronics N.V..................................................                   428,738
           17,700    Public Service Enterprise Group..........................................                   519,938
            6,900    Reynolds & Reynolds Company, Class A ....................................                   245,813
           11,700    Rite Aid Corporation.....................................................                   315,900
           12,000    Safeway, Inc.+...........................................................                   567,000
           15,900    Sears Roebuck & Company..................................................                   540,600
           11,100    Tandy Corporation........................................................                   548,063
           13,200    Walgreen Company.........................................................                   376,200
                                                                                                            ------------
                                                                                                               9,104,397
                                                                                                            ------------
                     Consumer Staples--8.2%
           27,720    Archer Daniels Midland...................................................                   446,985
           20,100    Coca-Cola Company........................................................                 1,444,688
           11,100    ConAgra, Inc.............................................................                   428,738
            9,300    CPC International, Inc...................................................                   617,288
           13,200    Gillette Company.........................................................                   638,550
            4,500    Heinz (H.J.) Company.....................................................                   209,250
            7,500    IBP, Inc.................................................................                   449,063
           17,400    Johnson & Johnson........................................................                 1,418,100
           11,100    Pepsico, Inc.............................................................                   585,525
           16,500    Philip Morris Companies, Inc.............................................                 1,394,250
            4,200    Procter & Gamble Comany..................................................                   340,200
            1,800    Sara Lee Corporation.....................................................                    52,875
            3,000    Unilever N.V.............................................................                   393,000
                                                                                                            ------------
                                                                                                               8,418,512
                                                                                                            ------------

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

          Shares     COMMON STOCKS (continued)                                                                   Value
       ----------                                                                                           ------------
                     Energy Related--5.7%
           12,500    Amoco Corporation........................................................              $    798,438
            3,300    Atlantic Richfield.......................................................                   352,275
            3,600    Coastal Corporation......................................................                   116,550
           15,600    EXXON Corporation........................................................                 1,191,450
            9,300    Mobil Corporation........................................................                   936,975
           11,400    Panhandle Eastern Corporation............................................                   287,850
           11,600    Royal Dutch Petroleum Company............................................                 1,425,350
            7,500    Smith International +....................................................                   120,000
            7,800    Tidewater, Inc...........................................................                   205,725
           10,500    Williams Companies, Inc..................................................                   405,563
                                                                                                            ------------
                                                                                                               5,840,176
                                                                                                            ------------

                     Heath Care--5.0%
           13,200    Abbott Laboratories......................................................                   524,700
            9,600    Amgen, Inc. +............................................................                   460,800
            6,300    Becton Dickinson & Company...............................................                   409,500
            3,900    Boston Scientific Corporation +..........................................                   164,288
           14,100    Columbia/HCA Heathcare Corporation.......................................                   692,663
           20,400    Merck & Company, Inc.....................................................                 1,173,000
           11,400    Pfizer, Inc..............................................................                   654,075
           20,400    Schering-Plough Corporation..............................................                 1,093,950
                                                                                                            ------------
                                                                                                               5,172,976
                                                                                                            ------------

                     Interest Sensitive / Regulated--8.3%
           21,039    Allstate.................................................................                   773,183
            2,700    American National Insurance Company......................................                   153,900
           10,500    BankAmerica Corporation..................................................                   603,750
            7,800    Bank of New York Corporation.............................................                   327,600
              900    Bear, Stearns & Company Incorporated.....................................                    17,870
           11,700    Chemical Banking Corporation.............................................                   665,438
            6,600    Cigna Corporation........................................................                   654,225
           15,300    Citicorp.................................................................                   992,588
            8,700    Dean Witter, Discover & Company..........................................                   432,825
            8,400    EXEL Ltd.................................................................                   449,400
            6,900    First Chicago Corporation................................................                   468,338
            3,900    First Interstate Bancorp.................................................                   503,100
            8,400    First U.S.A., Inc........................................................                   386,400
            1,200    Loews....................................................................                   175,950
           13,500    NationsBank Corporation..................................................                   887,625
              900    Providian Corporation....................................................                    35,325
            6,400    Signet Banking Corporation...............................................                   152,000
            3,300    Standard Fed Bancorp.....................................................                   117,150
               24    Transport Holdings, Inc. +...............................................                       942
            4,800    Travelers Group, Inc.....................................................                   242,400
            5,700    TRW, Inc.................................................................                   374,775
            5,400    USLIFE Corporation.......................................................                   153,900
                                                                                                            ------------
                                                                                                               8,568,684
                                                                                                            ------------

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

          Shares     COMMON STOCKS (continued)                                                                   Value
       ----------                                                                                           ------------
                     Metals & Mining--.8%
            8,400    ASARCO, Inc..............................................................              $    270,900
            7,800    Inland Steel Industries, Inc.............................................                   182,325
            3,600    Phelps Dodge Corporation.................................................                   228,150
            3,000    Reynolds Metal Company...................................................                   151,125
                                                                                                            ------------
                                                                                                                 832,500
                                                                                                            ------------
                     Transportation--1.0%
            1,500    AMR Corporation +........................................................                    99,000
            3,900    Conrail, Inc.............................................................                   268,125
            3,300    CSX Corporation..........................................................                   276,375
            2,100    Delta Air Lines, Inc.....................................................                   137,813
            5,100    Illinois Central Corporation.............................................                   195,075
                                                                                                            ------------
                                                                                                                 976,388
                                                                                                            ------------
                     Utilities--6.8%
            5,100    AllTel corp..............................................................                   156,188
           28,800    Ameritech Corporation....................................................                 1,555,200
           15,800    BellSouth Corporation....................................................                 1,208,700
           16,800    Consolidated Edison Company, Inc.........................................                   510,300
            8,100    DQE, Inc. ...............................................................                   222,750
           15,000    General Public Ultilies Corporation......................................                   468,750
           30,900    MCI Communications Corporation...........................................                   770,569
            3,600    NYNEX Corporation........................................................                   169,200
           15,900    PECO Energy Company......................................................                   465,075
           12,000    SBC Communications.......................................................                   670,500
           18,300    Sprint Corporation.......................................................                   704,550
            2,500    Worldcom, Inc. +.........................................................                    81,563
                                                                                                            ------------
                                                                                                               6,983,345
                                                                                                            ------------
                   TOTAL COMMON STOCKS
                     (Cost $46,913,459)...................................................                  $ 63,852,602
                                                                                                            ------------

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

                                                                           Annnualized
       Principal                                                           Yield at the          Maturity
        Amount       U.S. Treasury Obligations--16.0%                    Date of Purchase          Date         Value
      -----------                                                        ----------------        --------   ------------
       $  500,000    U.S. Treasury Bills*...................                   5.430%             1/18/96   $    494,217
                                                                                                            ------------
                                                                             Coupon
                                                                              Rate
                                                                           ---------
          100,000    U.S. Treasury Bond.....................                  12.375              5/15/04        141,878
          500,000    U.S. Treasury Bond.....................                  11.625             11/15/04        691,985
          700,000    U.S. Treasury Notes....................                   4.375             11/15/96        691,509
        1,500,000    U.S. Treasury Notes....................                   7.500              1/31/97      1,533,750
        1,500,000    U.S. Treasury Notes....................                   6.625              3/31/97      1,520,355
          500,000    U.S. Treasury Notes....................                   6.750              5/31/97        508,185
        1,000,000    U.S. Treasury Notes....................                   8.875             11/15/97      1,061,250
          800,000    U.S. Treasury Notes....................                   5.625              1/31/98        799,336
          200,000    U.S. Treasury Notes....................                   5.125             11/30/98        196,726
          200,000    U.S. Treasury Notes....................                   5.125             12/31/98        196,636
          400,000    U.S. Treasury Notes....................                   7.000              4/15/99        415,200
        1,000,000    U.S. Treasury Notes....................                   6.875              7/31/99      1,036,320
        2,000,000    U.S. Treasury Notes....................                   7.500             10/31/99      2,119,819
          400,000    U.S. Treasury Notes....................                   6.375              1/15/00        408,476
          800,000    U.S. Treasury Notes....................                   6.250              2/15/03        813,904
          500,000    U.S. Treasury Notes....................                   5.750              8/15/03        493,170
          600,000    U.S. Treasury Notes....................                   7.250              5/15/04        649,140
        2,000,000    U.S. Treasury Notes....................                   7.250              8/15/04      2,164,480
          500,000    U.S. Treasury Notes....................                   8.875              8/31/97        503,220
                                                                                                            ------------
                                                                                                              15,945,339
                                                                                                            ------------
                    TOTAL U.S. TREASURY OBLIGATIONS
                      (Cost $15,919,038)....................                                                $ 16,439,556
                                                                                                            ------------
                     CORPORATE BONDS AND NOTES -13.4%
                     Basic Industry--1.1%
       $  100,000    Aluminum Company of America............                   5.750%              2/1/01   $     98,250
        1,000,000    0CSX Corporation.......................                   8.400               8/1/96      1,016,250
                                                                                                            ------------
                                                                                                               1,114,500
                                                                                                            ------------
                     Consumer Basics--1.1%
          100,000    Heinz (H.J.) Company...................                   6.875              1/15/03        103,375
        1,000,000    Philip Morris Inc......................                   6.000             11/15/99        987,500
                                                                                                            ------------
                                                                                                               1,090,875
                                                                                                            ------------
                     Energy--1.7%
          200,000    Emerson Electric.......................                   6.300              11/1/05        197,750
          500,000    Texaco Capital, Inc....................                   6.875              7/15/99        511,250
        1,000,000    WMX Technologies.......................                   8.125               2/1/98      1,041,250
                                                                                                            ------------
                                                                                                               1,750,250
                                                                                                            ------------
                     Financial Services--8.0%
          250,000    American General Finance...............                   6.625               6/1/97        252,188
          100,000    Associates Corporation of N.A. ........                   7.500              5/15/99        104,000
          190,000    AVCO Financial Services, In............                   7.500             11/15/96        193,088
          500,000    BP North America.......................                   9.875              3/15/04        605,000
          500,000    Chemical Banking Corporation...........                   8.625               5/1/02        553,750
        1,000,000    Chrysler Financial Corporation.........                   5.625              1/15/99        978,750
           75,000    Commercial Credit Group................                   6.700               8/1/99         75,750
          800,000    First Chicago MTN......................                   6.830               9/8/97        812,000
          150,000    First Chicago Corporation..............                   9.875              8/15/00        171,563
          100,000    Ford Motor Credit Corporation..........                   5.625             12/15/98         98,375
          500,000    General Motors Acceptance Corporation..                   7.750              1/15/99        521,250

Premier Balanced Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1995

       Principal                                                               Coupon            Maturity
        Amount                                                                  Rate               Date         Value
      -----------                                                        ----------------        --------   ------------
                     Financial Services (continued)
       $  700,000    Pepsico Inc...........................                    7.625%             11/1/98   $    728,875
          700,000    Province of Ontario....................                   7.000               8/4/05        718,375
          100,000    International Lease Finance............                   4.750              1/15/97         98,625
          150,000    Norwest Financial, Inc.................                   7.000              1/15/03        154,500
        1,000,000    Republic New York Corporation..........                   9.750              12/1/00      1,147,500
          500,000    Republic New York Corporation..........                   7.750              5/15/02        534,375
          500,000    Wells Fargo & Company..................                   6.125              11/1/03        479,375
                                                                                                            ------------
                                                                                                               8,227,339
                                                                                                            ------------
                     Retail--0.3%
          175,000    Sears Roebuck Company..................                   6.250              1/15/04        170,844
          150,000    Wal-Mart Stores, Inc...................                   5.500               3/1/98        148,312
                                                                                                            ------------
                                                                                                                 319,156
                                                                                                            ------------
                     Utilities--1.2%
          150,000    Consolidated Edison Company............                   6.375               4/1/03        149,250
          125,000    Duke Power Company.....................                   7.500               4/1/99        130,156
          500,000    Duke Power Company.....................                   6.125              7/22/03        490,000
          500,000    Virginia Electric & Power C............                   7.250               3/1/97        508,750
                                                                                                            ------------
                                                                                                               1,278,156
                                                                                                            ------------
                     TOTAL CORPORATE BONDS AND NOTES
                        (Cost $13,609,966)..................                                                $ 13,780,276
                                                                                                            ------------
                     U.S. AGENCY OBLIGATIONS--1.4%
          500,000    Federal Home Loan Mortgage.............                   5.400              11/1/00        480,530
        1,000,000    Federal National Mortgage Association..                   5.300             12/10/98        979,790
                                                                                                            ------------
                     TOTAL U.S. AGENCY OBLIGATIONS
                        (Cost $1,357,813)...................                                                   1,460,320
                                                                                                            ------------
                     REPURCHASE AGREEMENT--6.7%
       $6,883,681    Agreement with Goldman Sachs, dated 10/31/95
                     bearing 5.880%, to be repurchased at $6,894,805 on
                     11/01/95, collateralized by $6,884,476 U.S. Treasury
                     Notes, 5.875%
                     due 7/31/97 (Cost $6,883,681)..........                                                   6,883,681
                                                                                                            ------------
                     TOTAL INVESTMENTS (Cost $88,436,696)...                                    99.8%       $102,416,435
                     CASH AND RECEIVABLES (NET).............                                     0.2%       $    238,011
                                                                                               ------       ------------
                     NET ASSETS.............................                                   100.0%       $102,654,446
                                                                                               ------       ------------
                                                                                               ------       ------------

Notes to Statement of Investments:
-------------------------------------------------------------------------
+ Non-income producing.
* Partially held by the custodian in a segregated account as collateral for open financial futures positions.

Statement of Financial Futures                October 31, 1995

                                                                                                            Unrealized
                                                                         Market Value                      Appreciation
                                                          Number of        Covered                        (Depreciation)
Issuer                                                    Contracts      by Contracts     Expiration        at 10/31/95
------                                                    ---------      ------------     -----------     --------------
Standard & Poor's 500 (long).................                 37         $10,801,225      December '95        $94,350
5 Year U.S. Treasury Note (short)............                 58           6,283,032      December '95        (70,687)
                                                                                                              -------
                                                                                                              $23,663
                                                                                                              -------
                                                                                                              -------

                   See notes to financial statements.

Premier Balanced Fund
-----------------------------------------------------------------------
Statement of Assets and Liabilities                    October 31, 1995

ASSETS:
    Investments in securities, at value (cost $88,436,696)--see statement of
      investments (including repurchase agreement of $6,883,681)............                               $102,416,435
    Cash....................................................................                                      6,136
    Dividends and interest receivable.......................................                                    661,792
    Receivable for investment securities sold...............................                                    226,596
    Receivable for Capital Stock sold.......................................                                    142,345
                                                                                                           ------------
                                                                                                            103,453,304
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                  $128,270
    Payable for investment securities purchased.............................                   590,846
    Payable for futures variation margin....................................                    54,538
    Directors' fee payable-Note 2(c)........................................                    19,675
    Distribution fee payable-Note 2(b)......................................                     2,856
    Payable for Capital Stock redeemed......................................                     2,673
                                                                                             ---------
                                                                                                                798,858
                                                                                                           ------------
NET ASSETS..................................................................                               $102,654,446
                                                                                                           ------------
                                                                                                           ------------
REPRESENTED BY:
    Paid-in capital.........................................................                               $ 87,322,636
    Accumulated undistributed investment income-net.........................                                    690,127
    Accumulated net realized gain on investments............................                                    638,281
    Accumulated net unrealized appreciation on investments (including $23,663
      net unrealized appreciation of financial futures)-Note 3..............                                 14,003,402
                                                                                                           ------------
NET ASSETS at value.........................................................                               $102,654,446
                                                                                                           ------------
                                                                                                           ------------
NET ASSET VALUE per share:
    Class A Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($1,649,870 / 138,547 shares).........................................                                     $11.91
                                                                                                                 ------
                                                                                                                 ------
    Class B Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($3,117,867 / 262,182 shares)..........................................                                     $11.89
                                                                                                                 ------
                                                                                                                 ------
    Class C Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($6,152 / 517 shares)..................................................                                     $11.90
                                                                                                                 ------
                                                                                                                 ------
    Class R Shares
      (50 million shares of $.001 par value Capital Stock authorized)
      ($97,880,557 / 8,213,782 shares)......................................                                     $11.92
                                                                                                                 ------
                                                                                                                 ------

                   See notes to financial statements.

Premier Balanced Fund
-------------------------------------------------------------------------
Statement of Operations                       Year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Interest..............................................................                $2,018,535
      Cash dividends........................................................                 1,454,951
                                                                                            ----------
          Total Income......................................................                                $ 3,473,486

    Expenses:
      Management fee--Note 2(a).............................................                   874,166
      Distribution and service fee-Note 2(b)................................                    17,331
      Directors' fees and expenses-Note 2(c)................................                    15,345
                                                                                            ----------
          Total Expenses....................................................                                    906,842
                                                                                                            -----------
          INVESTMENT INCOME--NET............................................                                  2,566,644

REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 3:
    Net realized gain on investments........................................                $2,305,179
    Net realized gain on financial futures..................................                   554,117
                                                                                            ----------
      Net Realized Gain.....................................................                                  2,859,296
    Net unrealized appreciation on investments (including
      $23,663 net unrealized appreciation on financial futures).............                                 12,325,435
                                                                                                            -----------
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................                                 15,184,731
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                $17,751,375
                                                                                                            -----------
                                                                                                            -----------

                     See notes to financial statements.

Premier Balanced Fund
-------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                       ------------------------------
                                                                                           1995              1994
                                                                                       ------------      ------------
OPERATIONS:
    Investment income--net...............................................              $  2,566,644      $  1,412,756
    Net realized gain (loss) on investments and financial futures........                 2,859,296        (2,221,015)
    Net unrealized appreciation on investments for the year..............                12,325,435         1,375,144
                                                                                       ------------      ------------
      Net Increase In Net Assets Resulting From Operations...............                17,751,375           566,885
                                                                                       ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Class A Shares.....................................................                   (54,581)           (4,401)
      Class B Shares.....................................................                   (15,467)            --
      Class C Shares.....................................................                       (63)            --
      Class R Shares.....................................................                (2,292,181)         (971,670)
                                                                                       ------------      ------------
        Total Dividends..................................................                (2,362,292)         (976,071)
                                                                                       ------------      ------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A Shares.....................................................                 5,596,014         1,814,520
      Class B Shares.....................................................                 2,919,383             --
      Class C Shares.....................................................                     5,416             --
      Class R Shares.....................................................                22,961,009        58,817,291


    Dividends reinvested:
      Class A Shares.....................................................                    48,751             3,242
      Class B Shares.....................................................                    15,934             --
      Class C Shares.....................................................                        63             --
      Class R Shares.....................................................                 2,284,969           969,095
    Cost of shares redeemed:
      Class A Shares.....................................................                (6,049,079)          (36,563)
      Class B Shares.....................................................                   (67,410)            --
      Class C Shares.....................................................                     --                 --
      Class R Shares.....................................................              (17,974,028)      (12,538,163)
                                                                                       ------------      ------------
        Increase In Net Assets From Capital Stock Transactions...........                 9,741,022        49,029,422
                                                                                       ------------      ------------
          Total Increase In Net Assets...................................                25,130,105        48,620,236
NET ASSETS:
    Beginning of year....................................................                77,524,341        28,904,105
                                                                                       ------------      ------------
    End of year (including undistributed investment income--net:
      $690,127 and $485,775, respectively)...............................              $102,654,446      $ 77,524,341
                                                                                       ------------      ------------
                                                                                       ------------      ------------

                                                                           Shares
                                        -------------------------------------------------------------------------------
                                               Class A            Class B        Class C                Class R
                                        ----------------------    ----------    ----------      -----------------------
                                                                 Year Ended     Year Ended
                                         Year Ended October 31,   October 31,   October 31,      Year Ended October 31,
                                        ----------------------    ----------    ----------      -----------------------
                                          1995         1994(1)      1995(2)      1995(2)          1995          1994(3)
                                        --------      -------      -------       ------         ---------     ---------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............              566,013      181,775      266,500          511         2,189,828     5,842,428
    Shares issued for dividends
      reinvested...........                4,833          328        1,443            6           217,471        97,922
    Shares redeemed........             (610,712)      (3,690)      (5,761)          --        (1,700,811)   (1,272,959)
                                        --------      -------      -------       ------         ---------     ---------
      Net Increase (Decrease) in
        Shares Outstanding.              (39,866)     178,413      262,182          517           706,488     4,667,391
                                        --------      -------      -------       ------         ---------     ---------
                                        --------      -------      -------       ------         ---------     ---------

(1) On April 14, 1994, the Fund commenced selling Investor shares.
    On October 17, 1994 Investor shares were redesigned as Class A
    Shares.
(2) The Fund commenced selling Class B and Class C shares on December 20,
    1994.
(3) On April 14, 1994, the Fund commenced selling Investor shares. Those shares outstanding prior to April 14, 1994 were redesignated Trust shares. Effective October 17, 1994, Trust shares were redesignated as Class R shares.

                  See notes to financial statements.

Premier Balanced Fund
------------------------------------------------------------------
Financial Highlights

    Contained below is per share performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                  Class B     Class C
                                                Class A Shares    Shares       Shares          Class R Shares
                                           ---------------------   --------   ---------   ------------------------------
                                                                  Period       Period
                                                                   Ended        Ended             Period Ended
                                           Year Ended October 31, October 31, October 31,     Year Ended October 31,
                                           ---------------------   --------   ---------   ------------------------------
PER SHARE DATA:                               1995    1994(1)(2)    1995(3)      1995(3)      1995     1994(2)    1993(4)
                                             ------     ------      ------       ------      ------    ------     ------
    Net asset value, beginning of year       $10.08     $ 9.73      $ 9.76       $ 9.76      $10.09    $10.18     $10.00
                                             ------     ------      ------       ------      ------    ------     ------
    Investment Operations:
    Investment income--net.........             .28        .11         .14          .11         .31       .20(5)    .02
    Net realized and unrealized gain
      (loss) on investments.......             1.82        .34        2.11         2.15        1.81      (.13)       .16
                                             ------     ------      ------       ------      ------    ------     ------
      Total from Investment
          Operations..............             2.10        .45        2.25         2.26        2.12       .07        .18
                                             ------     ------      ------       ------      ------    ------     ------
    Distributions;
    Dividends from investment
      income--net..................            (.27)      (.10)       (.12)        (.12)       (.29)     (.16)      --
                                             ------     ------      ------       ------      ------    ------     ------
    Net asset value, end of year..           $11.91     $10.08      $11.89       $11.90      $11.92    $10.09     $10.18
                                             ------     ------      ------       ------      ------    ------     ------
                                             ------     ------      ------       ------      ------    ------     ------

TOTAL INVESTMENT RETURN...........            21.17%      4.68%      23.19%       23.29%      21.46%      .68%      1.80%

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets..................             1.25%      1.29%(6)    2.00%(6)     2.00%(6)    1.00%     1.04%(7)   1.15%(6)(8)

    Ratio of net investment income to
      average net assets..........             2.65%      1.98%(6)    2.50%(6)     2.50%(6)    2.89%     2.23%      1.96%(6)
    Portfolio Turnover Rate.......            53.20%     83.00%      53.20%       53.20%      53.20%       83%      --
    Net Assets, end of year
      (000's Omitted).............           $1,650     $1,798      $3,118           $6     $97,881   $75,720    $28,904

----------------
(1) The Fund commenced selling Investor Shares on April 14, 1994.  On October
    17, 1994, Investor shares were redesignated as Class A Shares.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank N.A. served as the Fund's investment manager.
(3) The Fund commenced selling Class B and Class C shares on December 20,
    1994.
(4) The Fund commenced operations on September 15, 1993. On April 14, 1994, the Fund commenced selling Investor shares. Those shares outstanding prior to April 14, 1994 were designated as Trust Shares. On October 17, 1994, Trust Shares were redesignated as Class R shares.
(5) Net invesment income before reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was $0.2031. The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to th fluctuations market values of the portfolio.
(6) Annualized.
(7) Expense ratio before voluntary reimbursement of expenses by the investment adviser for the year ended October 31, 1994 was 1.09%.
(8) For the period September 30, 1993 (commencement of operations) to October
    31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $0.0109.

See notes to financial statements.


Premier Balanced Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Premier Balanced Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund currently offers four classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.

    Investment Income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

    (a) Portfolio Valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued to the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

    (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

    (c) Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of a counterparty default, the

Premier Balanced Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    (d) Financial Futures: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.

    (e) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of the net realized gains on the fiscal year basis. To the extent that net realized capital gain can be offset capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    On November 2, 1995, the Board of Directors declared dividends from net investment income for the Class A, Class B, Class C and Class R shares in the amount of $0.0738, $0.0510, $0.0510 and $0.0813 per share, respectively, payable on November 3, 1995 to shareholders of record on November 2, 1995.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

    (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

    (b) Distribution and Service Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to

Premier Balanced Fund
----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of 1.00% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the year ended October 31, 1995, the service fee for Class B and C was $2,930 and $7, respectively. For the year ended October 31, 1995, the distribution fee for Class A, Class B and Class C shares was $5,584, $8,788 and $22, respectively.

    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

    (c) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

    The aggregate amount of purchase and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $38,786,009 and $38,635,096, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $14,003,402, consisting of $14,870,267 gross unrealized appreciation and $866,865 gross unrealized depreciation.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Balanced Fund
-----------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments and statement of financial futures, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                   KPMG Peat Marwick LLP

Pittsburgh, Pennsylvania
December 15, 1995

Premier Balanced Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.



Printed in U.S.A.                         PDBARAR9510